EXHIBIT 10.48



     A PORTION OF THE EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                               RESELLER AGREEMENT

AGREEMENT made this 12th day of December, 1997 by and between Microland Trading Inc. ("RESELLER") with its principal place of business at 2153 NW 79 Avenue, Miami, FL 33126 and GALACTICOMM TECHNOLOGES, INC.(GALACTICOMM) with its principal offices at 4101 SW 47th Avenue Suite 101, Fort Lauderdale, Florida 33314.

1. WHEREAS, GALACTICOMM has developed some computer programs and products which it desires to sell to RESELLER for purposes of distribution and marketing, and WHEREAS; RESELLER DESIRES TO MARKET THE COMPUTER PROGRAMS DEVELOPED BY GALACTICOMM; NOW THEREFORE, in consideration of the mutual promises contained herein it is hereby agreed as follows:

1.1 DISTRIBUTION RIGHTS

During the term hereof, GALACTICOMM grants to RESELLER the non-exclusive right and license to market and distribute the computer PROGRAMS described in Schedule "A" (hereinafter referred to as the "PROGRAMS"), as such computer PROGRAMS may be upgraded or modified from time to time by GALACTICOMM. Unless otherwise specified, the term PROGRAMS as hereinafter defined, shall refer to the binary or object code of the PROGRAMS and not the source code. Nothing herein shall be interpreted to include, and GALACTICOMM does not hereby grant to RESELLER, any right or license to enter into a VAR., OEM or other redistribution agreement or license.

1.2 LICENSE TO USE TRADEMARK AND TRADE NAME

Any and all trademarks and trade names which GALACTICOMM uses in connection with the license granted hereunder are and shall remain the exclusive property of GALACTICOMM. This Agreement gives RESELLER no rights therein except for a limited license to reproduce trademarks and trade names as necessary for, and for the sole purpose of allowing RESELLER to fully promote and sell the PROGRAMS pursuant to the terms of this Agreement.

1.3 LICENSED SOFTWARE SUPPORT AND SERVER SUPPORT.

Licenser shall (a) provide Licensee with a "master diskette" for duplication purposes and activation codes for the number of copies purchased, (b) provide support and assistance to Licensee's staff in developing familiarity with the Licensed Software, (c) provide the necessary software to maintain an independent Listing Server. Licenser agrees to make every reasonable mean to immediately correct any malfunctions or downtime for this server.

1.4 TERM

This Agreement shall continue in full force and effect from the date this Agreement was entered into, as specified above, until June 30, 1998, and will thereafter automatically be renewed for additional periods of one (1) year. Prior to the end of the initial term (or of any successive renewal terms) of the Agreement, this Agreement maybe canceled by thirty (30) days' prior written notice by either party to the other.

2. PRICE AND PAYMENT

2.1 PRICE

Purchase price to RESELLER and RESELLER's payment obligations for the PROGRAMS will beset forth in Schedule "A".

2.2 SHIPMENT

RESELLER agrees to supply GALACTICOMM with a minimal initial order of $30,000 USD of the software PROGRAMS as an initial stocking order by December 1, 1997. Following the initial stocking order, a minimum quantity of $18,000 USD per quarter will be shipped starting June 1998 and thereafter for the term of this agreement. RESELLER agrees to notify GALACTICOMM in a timely matter if RESELLER's inventory of software PROGRAMS becomes insufficient to fill orders, GALACTICOMM agrees to ship the software PROGRAMS to RESELLER in a timely fashion via carrier of RESELLER's choice. Shipping charges are F.O.B. Fort Lauderdale for shipment of software PROGRAMS to RESELLER.

2.3 TERMS OF PAYMENT

RESELLER agrees to pay GALACTICOMM within 30 days of receipt of invoices.

2.4 TAXES

RESELLER's payment obligation includes any federal, state, county, local or other governmental taxes, duties or excise taxes, now or hereafter due and payable in connection which is applied on the production, storage, sale, transportation, import, export, licensing or use of the PROGRAMS including sale tax, value added tax or similar tax. Any taxes imposed by federal, state or any municipal government or any amount in lieu thereof, including interest and penalties thereon paid or payable at any time by GALACTICOMM in connection with GALACTICOMM'S sale to RESELLER, exclusive of taxes based on net income, shall be borne by RESELLER.

3. OWNERSHIP AND PROPERTY RIGHTS

3.1 OWNERSHIP

GALACTICOMM represents and warrants that it has all necessary rights in and to all copyrights, patents and other proprietary rights associated with the PROGRAMS that are necessary to market, distribute and license the PROGRAMS. GALACTICOMM has the unrestricted right and authority to enter into this Agreement and to grant the rights and licenses hereunder with respect to the PROGRAMS.

3.2 PROPERTY RIGHTS

RESELLER acknowledges and agrees that the PROGRAMS and all other items licensed hereunder and all copies thereof constitute valuable trade secrets or proprietary and confidential information of GALACTICOMM; that title thereto is and shall remain in GALACTICOMM; and that all applicable copyrights, trade secrets, patents and other intellectual and property rights in the PROGRAMS and all other items licensed hereunder are and shall remain in GALACTICOMM. All other aspects of the PROGRAMS and all other items licensed hereunder, including without limitation, PROGRAMS, methods of processing, the specific design and structure of individual PROGRAMS and their interaction and the unique programming techniques employed therein, as well as screen formats are and shall remain the sole and exclusive property of GALACTICOMM and shall not be sold, revealed, disclosed or otherwise communicated, directly or indirectly, by RESELLER to any person, company or institution whatsoever, other than for the purposes set forth herein.


It is expressly understood and agreed that no title to, or ownership of, the PROGRAMS, or any part thereof, is hereby transferred to RESELLER. The copyright notice set forth in schedule "B " shall appear on all diskettes or other tangible media distributed by RESELLER. RESELLER acknowledges and agrees that all persons who use the PROGRAMS must be licensed by the current GALACTICOMM License Agreement set forth in Schedule "E". All use of any GALACTICOMM trademark in any marketing and promotion, including but not limited to, advertisements and packaging, shall contain notification that such trademark is a trademark which was developed and is owned by GALACTICOMM as set forth in Schedule "E" hereof.

3.3 UNAUTHORIZED COPYING

RESELLER agrees that it will not copy, modify or reproduce the PROGRAMS in any way, except as otherwise provided herein. However, RESELLER is not responsible for the disclosure, use, modification or copying of the PROGRAMS by its customers or any other third party so long as RESELLER had no prior knowledge that its customers or any other third party intended to disclose, use, modify, or copy the PROGRAMS. RESELLER agrees to notify GALACTICOMM within 3 business days of any circumstances RESELLER has knowledge relating to any unauthorized use or copying of the PROGRAMS by any person or entity not authorized to do so.

4. WARRANTY

4.1 CUSTOMER WARRANTY

GALACTICOMM will enclose, as part of the PROGRAMS package, a warranty with respect to the physical media enclosed therein which is identical to the warranty contained in the then current GALACTICOMM License Agreement (a copy of which is set forth in Schedule "B"). GALACTICOMM agrees to fulfill its responsibilities under the warranty delivered with the PROGRAMS, as the same shall be modified from time to time. RESELLER acknowledges and agrees that the warranty furnished by GALACTICOMM with copies of the PROGRAMS is the only warranty made (or to be made) with respect thereto. RESELLER agrees to include the current GALACTICOMM License Agreement with every copy of the PROGRAMS it distributes and not to make any other representations or warranties with respect to the PROGRAMS.

4.2 DISCLAIMER OF ADDITIONAL WARRANTIES

OTHER THAN THOSE WARRANTIES SET FORTH IN PARAGRAPH 3.1 and 4.1, GALACTICOMM DOES NOT WARRANT, REPRESENT, OR GUARANTEE THAT ALL PROBLEMS WILL BE CORRECTED OR THAT ANY UPDATES WILL BE COMPATIBLE WITH PREVIOUS VERSIONS OF THE PRODUCTS. EXCEPT AS EXPRESSED ABOVE, GALACTICOMM DISCLAIMS ALL WARRANTIES, EXPRESSED AND IMPLIED, TO THE PRODUCT, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND GALACTICOMM DISCLAIMS ALL OBLIGATIONS AND LIABILITY ON GALACTICOMM'S PART FOR DAMAGES, INCLUDING BUT NOT LIMITED TO SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH USE OF THE PRODUCT, WHETHER OR NOT GALACTICOMM HAS BEEN ADVISED OF THE POSSIBILITY THEREOF.

5. TERMINATION

5.1 EVENTS CAUSING TERMINATION

This agreement may be terminated by GALACTICOMM under any of the following conditions:

(a) GALACTICOMM may terminate this agreement if RESELLER fails to meet it's purchase requirements outlined in paragraph 2.2 herein upon thirty (30) days written notice to RESELLER.

(b)      if one of the parties shall be declared insolvent or bankrupt.

(c) if a petition is filed in any court and not dismissed in ninety (90) days to declare one of the parties bankrupt or for a reorganization under the Bankruptcy Law or any other similar statute.

(d) if a Trustee in Bankruptcy or a Receiver or similar entity is appointed for one of the parties.

(e) if RESELLER does not pay GALACTICOMM with in sixty (60) days from receipt of GALACTICOMM'S invoices or otherwise materially breaches this Agreement.

5.2 DUTIES UPON TERMINATION

Upon termination of this Agreement for any reason, the parties agree to continue their cooperation in order to effect an orderly termination of their relationship. RESELLER shall immediately cease representing itself as a RESELLER of the PROGRAMS for GALACTICOMM. The following paragraphs of this Agreement shall survive its termination for a period of five (5) years: 3.2, 7.1, 7.6, 7.7 and 7.10.

6. PRODUCT PROMOTION AND SUPPORT

6.1 RESELLER'S OBLIGATION

During the term hereof, RESELLER, as part of its activities to promote the distribution of the PROGRAMS, agrees to confer periodically with GALACTICOMM, at GALACTICOMM'S request, on matters relating to market conditions, sales forecasting, product planning and update, promotional and marketing strategies and programming. GALACTICOMM may, at its sole option, prior to and/or after its use, review all of RESELLER's promotion and advertising materials which utilize any of GALACTICOMM'S trademarks or trade names. RESELLER agrees not to use or to withdraw and retract any promotion or advertising, which utilizes any of GALACTICOMM'S trademarks or trade names, which GALACTICOMM finds unsuitable. GALACTICOMM agrees not to unreasonably withhold its approval of any promotion or advertising which utilizes any of GALACTICOMM'S trademarks or trade names.

6.2 TRAINING AND TECHNICAL SUPPORT BY GALACTICOMM

All training provided by GALACTICOMM to RESELLER will be at GALACTICOMM'S customary rates and subject to the availability of GALACTICOMM'S personnel. If RESELLER's support staff calls GALACTICOMM with questions, GALACTICOMM shall make reasonable efforts to advise and support RESELLER's personnel and will respond to RESELLER within a reasonable time period.

7. GENERAL

7.1 CONFIDENTIAL INFORMATION

GALACTICOMM and RESELLER acknowledge that, in the course of dealings between the parties, each party will acquire information about the other party, its business activities and operations, its technical information and trade secrets, of a highly confidential and proprietary nature. Each party shall hold such information in strict confidence and shall not reveal the same, except for any information which is: generally available to or known to the public; known to such party prior to the negotiations leading to this Agreement; independently developed by such party outside the scope of this Agreement; or lawfully disclosed by or to a third part or tribunal. The confidential information of each party shall be safeguarded by the other to the same extent that it safeguards its own confidential materials or dates relating to its own business.

7.2 CURE PERIOD

Neither party may terminate this Agreement for breach or default of the other party unless and until the party seeking to terminate has specified the breach or default in writing to the other party and such breach or default has not been cured by the defaulting party within thirty (30) days after receipt of written notice of default.

7.3 FORCE MAJEURE

Neither party shall be liable or deemed to be in default for any delay or failure in performance under this Agreement or interruption of service resulting, directly or indirectly, from acts of God, civil or military authority, acts of the public enemy, war, riots, civil disturbances, insurrections, accidents, fire, explosions, earthquakes, floods, the elements, strikes, labor disputes, shortages of suitable parts, materials, labor or transportation or any causes beyond the reasonable control of such party.

7.4 JURISDICTION AND VENUE

This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. Exclusive jurisdiction for litigation of any dispute, controversy or claim arising out of, in connection with, or in relation to this Agreement, or the breach thereof, shall be only in the United States Federal District Court in Florida or in the Florida State Court having competent jurisdiction and located within Fort Lauderdale.

7.5 ENTIRE AGREEMENT

This Agreement, including the schedules attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, negotiations, representations, commitments, writings and all other communications between the parties, both oral and written.

This Agreement may not be released, discharged, changed or modified except by an instrument in writing signed by a duly authorized representative of each of these parties.

The terms of this Agreement shall prevail in the event that there shall be any variance with the terms and conditions of any invoice or other such document submitted by GALACTICOMM or any purchase order or any other such document submitted by RESELLER.

This Agreement shall not be valid until signed and accepted by both parties and no change, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by both parties against whom the same is sought to be enforced.

7.6 INDEPENDENT CONTRACTORS

It is expressly agreed that GALACTICOMM and RESELLER are acting hereunder as independent contractors and under no circumstances shall any of the employees of one party be deemed the employees of the other for any purpose. This Agreement shall not be construed as authority for either party to act for the other party in any agency or other capacity or to make commitments of any kind for the account of, or on behalf of, the other party, except to the extent, and for the purposes, expressly provided for and set forth herein.

7.7 ATTORNEY'S FEES

In any action between the parties to enforce any of the terms of this Agreement, the prevailing party shall be entitled to recover expenses, including reasonable attorneys' fees.

7.8 NOTICE

Any notice required to be given by either party to the other shall be deemed given if in writing and actually delivered or deposited in the United States mail in registered or certified form, return receipt requested, postage prepaid, addressed to the party to whom notice is being given at the address of such party set forth above or to such other address to which the sending party has been directed to send notices by the addressee.

7.9 ASSIGNMENT

This Agreement is not assignable by either party hereto without the consent of the other, except that this Agreement shall be assignable upon the sale of all rights to license and sublicense the PROGRAMS to the purchaser of said rights. This Agreement shall be binding upon the parties and their respective successor.

7.10 SEVERABILITY

If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other part or provision of this Agreement.

7.11 WAIVER

No waiver by any party of any breach of any provision hereof shall constitute a waiver of any other breach of that or any other provision hereof

                      SCHEDULE A: CURRENT PROGRAMS PRICES


     PRODUCT            QUANTITY        UNIT PRICE*           COST
WEBCAST PERSONAL         5,000            *****               *****


     PRODUCT            QUANTITY        UNIT PRICE            COST
LISTING SERVER              2             *****               *****



Payment Terms:

Galacticomm is offering terms. A payment of $***** up-front is required, the remaining payment is to be split into two $***** Purchase Orders. One is Net-30 and the other is Net-60.







*****CONFIDENTIAL PORTION. THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by a duly authorized representative as of the date set forth above.

GALACTICOMM - GALACTICOMM TECHNOLOGIES, INC.,

By: /s/ ILLEGIBLE                                   Date:  DEC 2 - 97
   -----------------------------------------             ----------------------

Print Name: ILLEGIBLE
           ---------------------------------

Title: ILLEGIBLE
      --------------------------------------


RESELLER - MICROLAND TRADING, INC.


By: /s/ ALEX SASTRE                                 Date: DEC 2 1997
   -----------------------------------------             ----------------------

Print Name: Alex Sastre
           ---------------------------------

Title: President
      --------------------------------------

--------------------------------------------------------------------------------
                     SCHEDULE B: SOFTWARE LICENSE AGREEMENT



                     GALACTICOMM SOFTWARE LICENSE AGREEMENT
                          WEBCAST/Registered trademark/

YOU SHOULD CAREFULLY READ THE FOLLOWING TERMS AND CONDITIONS BEFORE OPENING THIS ENVELOPE. OPENING THIS ENVELOPE INDICATES YOUR ACCEPTANCE OF THESE TERMS AND CONDITIONS. IF YOU DO NOT AGREE WITH THEM. YOU SHOULD RETURN THIS ENVELOPE UNOPENED WITHIN 30 DAYS OF THE ORIGINAL DATE OF PURCHASE. AND THE PRICE OF THE PRODUCT WILL BE REFUNDED TO YOU.

Galacticomm, Inc. provides this Software and licenses its use throughout the world. You assume responsibility for the selection of the Software to achieve your intended results, and for the installation, use, and results obtained from the Software.

DEFINITIONS

"You" and "your" shall be taken as referring to the person or business entity who purchased this License to use this Software or for whom such License was purchased.

"Software" shall he taken as referring to the files supplied on the media inside this envelope, and to any and all copies, updates, modifications, functionally-equivalent derivatives, or any parts or portions then of.

"Run-Time Access" shall be taken as referring to a connection that allows the exchange of data between two or more computers.

"Live Computer" shall be taken as referring to a single computer connected with communications hardware providing Run-Time Access to this Software.

"Development Computer" shall be taken as referring to a single computer upon which a copy of this Software may be installed for configuration and development purposes, not providing Run-Time Access to this Software.

"Client Software" shall be taken as referring to the program(s) that can he generated with this Software to give other computers Run-Time Access to your live Computer in a Windows client/server mode.

LICENSE

You may:

1.       install and use one copy of this Software on a single Live Computer.

2. copy this Software into machine-readable or printed form, for backup or archival purposes in support of your use of this Software.

3. transfer this Software and license to another party if the other party agrees to accept the terms and conditions of this Agreement. If the enclosed Software is an update, any transfer must include the update and all prior versions. If you transfer the Software, you must at the same time either transfer all copies, whether in machine-readable form, to the same party, or destroy any copies not transferred.

THE VIDEO STREAM(S) PRODUCED BY THIS SOFTWARE CANNOT BE RESOLD TO ANY THIRD PARTIES OR SOLD ON A PAY-PER-VIEW BASIS. THE RESALE OF VIDEO STREAMS IS SUBJECT TO AN ADDITIONAL LICENSE AGREEMENT ATTAINABLE FROM GALACTICOMM. FAILURE TO COMPLY WITH THIS PROVISION WILL RESULT IN THE DE-ACTIVATION OF THE WEBCAST SOFTWARE. NO REFUNDS WILL BE GIVEN TO REGISTERED USERS WHOSE SOFTWARE IS DEACTIVATED UNDER THIS PROVISION.

YOU MAY NOT USE, COPY, MODIFY, OR TRANSFER THIS SOFTWARE, OR ANY COPY, MODIFICATION, OR MERGED PORTION, IN WHOLE OR IN PART, EXCEPT AS EXPRESSLY PROVIDED FOR IN THIS LICENSE, OR IN AMENDMENTS SIGNED 8Y AN OFFICER OF GALACTICOMM. IF YOU TRANSFER POSSESSION OF ANY COPY OF THIS SOFTWARE, OR ANY FUNCTIONALLY-EQUIVALENT DERIVATIVE, OR ANY-PORTION OR MODIFICATION THEREOF, TO ANOTHER PARTY, YOUR LICENSE IS AUTOMATICALLY TERMINATED.

TERM

This license is effective until terminated. You may terminate it at any time by destroying all copies of the Software covered by this Agreement. It will also terminate upon conditions set forth elsewhere in this Agreement or if you fail to comply with any term or condition of this Agreement. You agree upon such termination to destroy this Software, including all copies, functionally-equivalent derivatives, and all portions and modifications thereof in any form.

                                                       (continued on other side)

--------------------------------------------------------------------------------
                     SCHEDULE B: SOFTWARE LICENSE AGREEMENT



LIMITED WARRANTY

THIS SOFTWARE, INCLUDING CLIENT SOFTWARE, IS PROVIDED "AS IS", WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THE SOFTWARE IS WITH YOU. SHOULD THE SOFTWARE PROVE DEFECTIVE, YOU (NOT GALACTICOMM) ASSUME THE ENTIRE COST OF ALL NECESSARY SERVICING REPAIR OR CORRECTION.

SOME STATES DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES, SO THE ABOVE EXCLUSION MAY NOT APPLY TO YOU. THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS AND YOU MAY ALSO HAVE OTHER RIGHTS WHICH VARY FROM STATE TO STATE.

Galacticomm does not warrant that the functions contained in this Software will meet your requirements or that the operation of this Software will be uninterrupted or error-free. However, Galacticomm does warrant the media on which the Software is furnished to be free from defects in materials and workmanship under normal use for a period of ninety (90) days from the date of delivery to you.

LIMITATIONS OF REMEDIES

Galacticomm's entire liability and your exclusive remedy shall be:

a. the replacement of any media not meeting Galacticommn's "Limited Warranty" and which is return to Galacticomm, or

b. if Galacticomm is unable to deliver replacement media which is free of defects in materials or workmanship, you may terminate this Agreement by returning this Software and your money will be refunded.

IN NO EVENT WILL GALACTICOMM BE LIABLE TO YOU FOR ANY DAMAGES, INCLUDING ANY LOST PROFITS, LOST SAVINGS OR OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OR INABILITY TO USE THIS SOFTWARE EVEN IF GALACTICOMM OR ITS AUTHORIZED REPRESENTATIVE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY CLAIM BY ANY OTHER PARTY.

SOME STATES DO NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES SO THAT ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU.

GENERAL

You may not sublicense, assign, or otherwise transfer this License or Software except as expressly provided in this Agreement. Any attempt to otherwise sublicense, assign, or transfer any of the rights, duties or obligations hereunder is expressly prohibited and will terminate this Agreement.

This Agreement will be governed by the laws of the State of Florida.

All Agreements covering this Software (including but not limited to any and all updates, upgrades, and enhancements to this Software or any portion thereof, bearing the same registration number) shall be deemed to be counterparts of one and the same License Agreement instrument.

BY OPENING THIS ENVELOPE. YOU ACKNOWLEDGE THAT YOU HAVE READ THIS AGREEMENT, UNDERSTAND IT, AND AGREE T0 BE BOUND BY ITS TERMS AND CONDITIONS. YOU FURTHER AGREE THAT IT IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US. WHICH SUPERSEDES ANY PROPOSAL OR PRIOR AGREEMENT, ORAL OR WRITTEN, AND ANY OTHER COMMUNICATIONS BETWEEN US RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT.